UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

         Investment Company Act file number      811-21247
                                           ---------------------------

                      BNY/IVY MULTI-STRATEGY HEDGE FUND LLC
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 200 Park Avenue
                               New York, NY 10017
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Joseph Murphy
                              BNY Asset Management
                                 200 Park Avenue
                               New York, NY 10017
                      -------------------------------------
                     (Name and address of agent for service)

     Registrant's telephone number, including area code:  1-212-815-4228
                                                        --------------------

                     Date of fiscal year end: March 31, 2008
                                              --------------

                  Date of reporting period: September 30, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



BNY/IVY MULTI-STRATEGY                                    Semi-Annual Report
HEDGE FUND LLC                                            September 30, 2007










                               [IVY LOGO OMITTED]

                     NOTICE OF PRIVACY POLICY AND PRACTICES

BNY/Ivy Multi-Strategy Hedge Fund LLC recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC.

COLLECTION OF MEMBER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a member's name, address, Social Security number and information about a member's investment goals and risk tolerance;

o ACCOUNT HISTORY, including information about the transactions and balances in a member's accounts; and

o CORRESPONDENCE (written, telephonic or electronic) between a member or a member's representative and BNY/Ivy Multi-Strategy Hedge Fund LLC or service providers to BNY/Ivy Multi-Strategy Hedge Fund LLC.

DISCLOSURE OF MEMBER INFORMATION

We may disclose any of the member information we collect to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC:

o as permitted by law - for example, with service providers who maintain or service shareholder accounts for the BNY/Ivy Multi-Strategy Hedge Fund LLC or to a shareholder's broker or agent, to resolve or to protect against member fraud; and

o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF MEMBER INFORMATION

We protect member information by requiring service providers to the BNY/Ivy Multi-Strategy Hedge Fund LLC:

o to maintain policies and procedures designed to limit access to and use of information about members of the BNY/Ivy Multi-Strategy Hedge Fund LLC to those persons who need to know such information to provide services to us; and

o to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of members of the BNY/Ivy Multi-Strategy Hedge Fund LLC.

THE POLICIES AND PRACTICES DESCRIBED IN THIS NOTICE APPLY TO BOTH CURRENT AND FORMER MEMBERS OF BNY/IVY MULTI-STRATEGY HEDGE FUND LLC. IF WE CHANGE THESE POLICIES AND PRACTICES IN A MANNER THAT AFFECTS THE ACCURACY OF THIS NOTICE, WE WILL NOTIFY OUR MEMBERS.

Dear Member,

We are pleased to send you the semi-annual report for the BNY/Ivy Multi-Strategy Hedge Fund LLC for the six months ended September 30, 2007. We have provided an updated analysis since the annual report.

2ND QUARTER 2007

Ivy reported positive returns across strategies in the second quarter of 2007. A rise in investor confidence and a surge in merger and acquisition activity drove markets higher through the first two months of the quarter. However, June was a slightly different story, with a swerve in the road propelled by further deterioration in the subprime mortgage markets.

It was  generally  a strong  quarter  for  relative  value  strategies  with the greatest success coming from managers with significant event-driven and market-neutral equity positions. Profitable trading themes included emerging markets, merger-related situations, market neutral equity-based positioning (particularly in Asia), and short biased credit trades in the U.S. On the other hand, convertible arbitrage strategies were weaker than we saw in recent periods.

Early in the second quarter, U.S. stocks rode a wave of optimism following a stream of favorable corporate earnings and profitable deal making activity. By June, sentiment had changed and investors grew increasingly concerned about tepid economic growth reports, weak housing data, rising long-term interest rates, high energy prices, and a subprime mortgage sell-off. Despite this, quarter-end profits were largely preserved with investors showing preference for bellwether stocks. The S&P 100, a measure of larger cap stocks, gained 7.2 percent for the quarter while the Russell 2000 posted only a 4.4 percent increase. On a sector basis, energy related companies benefited from a spike in oil and gasoline prices while healthcare faltered on concerns over regulatory issues. Financial stocks sold off in reaction to weakness in the subprime mortgage sector and increasing provisions for loan losses.

Event driven strategies continued to generate profits from a diverse set of drivers. In general, European managers generated profits by participating in a number of high profile deals. In the more difficult month of June, the best performance came from managers with positions in "safer" (i.e., more likely to close) deals, and those with tighter hedges to equity markets. Distressed managers were positive across the board, benefiting from trades in sectors such as airlines, energy, autos, cable and wireless

Announced deal flow globally dropped to $393 billion from $672 billion in April and $580 billion in May. The decline was expected as early quarter activity included some exceedingly large deals such as bids for ABN Amro at over $100 billion and Endesa SA at $67.5 billion.

Credit managers performed well over the quarter despite all of the turmoil. This was despite the Merrill Lynch High Yield Master II Index being down 1.71% for June (its largest decline since March of 2005) and remaining only minimally positive for the quarter. The loan market experienced exceptional downside volatility, and combined with the relatively new ability to short leveraged loans through single name loan credit default swaps and the 100-name Constituent Index, cash loans were priced lower.

3RD QUARTER 2007

Ivy Fund's capital was relatively well protected in what was an extremely challenging environment. The global capital markets experienced significant volatility during the summer of 2007. In hindsight, the trouble began in February 2007 when investors began shying away from asset backed securities ("ABS") backed by U.S. subprime mortgages, as default rates in these loans began rising. The contagion spilled over into broader structured credit markets by the end of the 2nd quarter, as issues associated with the origination of these products began catching the attention of the financial media. The turmoil turned into a full-fledged credit crunch in August. To illustrate how quickly the situation worsened, over the first four days of the month, 3-month Treasury bill yields fell by over 80 basis points in a flight to quality, the global equity markets were down between 3% and 5%, the Chicago Board Options Exchange Volatility Index ("VIX") was up to 31, the Yen rallied 4% vs. the dollar, and Countrywide Financial Corporation, one of the largest mortgage originators in the country, was forced to fully draw down its $11.5 billion bank lines(1).

Relative Value managers faired reasonably well over the quarter, though certain sub strategies faced significant pressure. Multi-strategy managers with equity, event and credit exposures had a mixed quarter due to the turmoil in the equity market neutral and credit markets, though some of the earlier underperformance was mitigated by the Fed's rate cut in September. Convertible arbitrage managers generally had a good quarter as credit spreads tightened in September and realized volatility of equities underlying convertible names remained high after the volatility spike in July.

Overall, equity managers also faired well over the volatile quarter. Managers who reduced their market exposure heading into the quarter were able to take advantage of the severe sell off, picking up seemingly attractive names at bargain prices in mid August. In addition, those managers with exposure to emerging markets tended to outperform their peers, as these regions held up well. Managers suffered most if, having experienced significant losses in July and early August, they cut their market exposure, thereby missing much of the quarter end rally.

Ivy's special situations managers generated mixed results in the third quarter as difficulties in the credit markets created an especially challenging environment. Deal volume, which had been on record-setting pace, slowed significantly over the quarter as uncertainty and risk aversion spread from the ABS space and into the collateralized loan obligation ("CLO"), high yield, and leveraged buyout ("LBO") spaces. In August, managers were negatively impacted by technical factors, primarily de-risking by multi-strategy hedge funds and other event oriented traders. This contributed significantly to losses in popular trades in distressed debt, post-reorganization equity and merger situations. `Soft catalyst' event driven strategies underperformed throughout the quarter as credit markets that had supported many equity friendly catalysts ground to a halt. After the Fed's rate cut, however, pockets of corporate activity returned and deal spreads tightened back in. During the quarter, First Data successfully completed a $13 billion loan offering, while the Sallie Mae and Acxiom deals were postponed and the Harman LBO deal collapsed.

In the third quarter, negative flow through effects from the subprime crisis were most pronounced in the credit markets, which experienced significant volatility and dislocations during the first two months of the quarter. With the Merrill Lynch High Yield Master II Index tumbling 3.1%,

----------
 (1) SOURCE: BLOOMBERG

July became the worst performing month for the US high yield markets since the summer of 2002. Conditions were similar in Europe, with the Merrill Lynch European High Yield Index falling 3.5% . From hedge fund investors' standpoints, the more important development was the breakdown of fundamental pricing relationships among related credit instruments across capital structures, credit curves, and in credit indices versus their underlying constituents. In July, price action and volatility in the leveraged loan markets was unprecedented, with high quality, liquid, first lien bank debt trading from roughly par down to 92-93 on average. In August, credit spreads of cash products and derivative indices diverged, causing further pain for those managers who over-hedged their books to protect against declines in their bank debt portfolios. While spreads of cash products kept widening, those of credit derivative indices clawed back a substantial portion of July's widening in the first week of August. The primary driver of this rapid tightening is thought to be short covering by investors--believed to be primarily investment banks--that had put on heavy index hedges at the end of July to protect against declines in leveraged loan portfolios (to which many banks suddenly had increased exposure to as a result of LBO financing commitments). The breakdown of historically highly correlated relationships was a symptom of major market dislocations. These types of dislocations can be very difficult to manage, and many credit managers suffered as a result.

Thank you for your confidence in the BNY/Ivy Multi-Strategy Hedge Fund LLC.

Sincerely,


/s/ Joseph Murphy
-----------------
Joseph Murphy
President
BNY/Ivy Multi-Strategy Hedge Fund LLC

--------------------------------------------------------------------------------
THE INFORMATION SET FORTH HEREIN HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE, BUT NEITHER IVY ASSET MANAGEMENT CORP. ("IVY") NOR ITS AFFILIATES ASSUMES ANY RESPONSIBILITY FOR, OR MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED AS TO THE ADEQUACY, ACCURACY OR COMPLETENESS OF ANY INFORMATION CONTAINED HEREIN OR FOR THE OMISSION OF ANY INFORMATION RELATING THERETO AND NOTHING CONTAINED HEREIN SHALL BE RELIED UPON AS A PROMISE OR REPRESENTATION WHETHER AS TO PAST OR FUTURE PERFORMANCE.

THIS REPORT CONTAINS STATEMENTS RELATING TO REGULATORY, ECONOMIC AND MARKET CONDITIONS GENERALLY. ALTHOUGH THESE STATEMENTS HAVE BEEN OBTAINED FROM AND ARE BASED ON SOURCES THAT IVY BELIEVES TO BE RELIABLE, IVY DOES NOT GUARANTEE THEIR ACCURACY AND ANY SUCH INFORMATION MIGHT BE INCOMPLETE OR CONDENSED. THERE IS NO GUARANTEE THAT THE VIEWS AND OPINIONS EXPRESSED IN THIS REPORT WILL PROVE TO BE ACCURATE.

OPINIONS, ESTIMATES AND PROJECTIONS IN THIS REPORT CONSTITUTE THE CURRENT JUDGMENT OF IVY AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE WITHOUT NOTICE. IVY HAS NO OBLIGATION TO UPDATE, MODIFY OR AMEND THIS REPORT OR OTHERWISE NOTIFY A READER THEREOF IN THE EVENT THAT ANY MATTER STATED HEREIN, OR ANY OPINION, PROJECTION, FORECAST OR ESTIMATE SET FORTH HEREIN, CHANGES OR SUBSEQUENTLY BECOMES INACCURATE.

THE SUCCESS OF ANY INVESTMENT ACTIVITY IS AFFECTED BY GENERAL ECONOMIC CONDITIONS, WHICH MAY AFFECT THE LEVEL AND VOLATILITY OF INTEREST RATES AND THE EXTENT AND TIMING OF INVESTOR PARTICIPATION IN THE MARKETS FOR BOTH EQUITIES AND
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MANAGERS) HOLDS POSITIONS COULD CAUSE THAT PRODUCT TO INCUR LOSSES.

THIS MATERIAL IS BEING  PROVIDED TO YOU FOR  INFORMATION  PURPOSES ONLY AND DOES
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

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

FINANCIAL STATEMENTS AND OTHER INFORMATION
================================================================================
For the Six Months Ended September 30, 2007


CONTENTS

Management Discussion & Analysis .........................................   1
Portfolio Summary ........................................................   4
Financial Statements:
   Schedule of Investments ...............................................   5
   Statement of Assets, Liabilities and Members' Capital .................   8
   Statement of Operations ...............................................   9
   Statements of Changes in Members' Capital .............................  10
   Statement of Cash Flows ...............................................  11
   Notes to the Financial Statements .....................................  12

Managers and Officers ....................................................  21
Information about Advisory Agreements ....................................  22

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

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

MANAGEMENT DISCUSSION & ANALYSIS
================================================================================
WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND DURING THE PERIOD OF APRIL 2007 THROUGH SEPTEMBER 2007?

The past six months can be divided into two distinct periods. The first two months provided a great deal of opportunities across a variety of hedge fund strategies. Fueling market returns were a continuing rise in investor confidence, favorable corporate earnings announcements, and a surge in merger and acquisition activity. In large, most hedge funds profited.

However, by June market sentiment had changed and investors grew increasingly concerned about tepid economic growth reports, weak housing data, rising long-term interest rates, higher energy prices, and a subprime mortgage sell-off. A difficult June led to an even more difficult July and August. As a whole, the third quarter of 2007 will be remembered as one of the most challenging periods for hedge fund investing in almost 10 years, as spillover effects from the U.S. subprime mortgage situation worked their way into global equity and credit markets. The resulting surge in volatility, absence of liquidity, and technical pricing pressures caused many hedge funds to experience significant losses during the period. We were pleased with the performance of the Fund which weathered this storm, and largely protected capital during this difficult period.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

The Fund posted performance of 12.26% (net of fees and expenses) over the last 12 months. The Hedge Fund Research, Inc ("HFRI") Fund of Funds Composite Index posted 13.92% and the S&P 500 returned 16.44% over the same period.

WHAT SPECIFIC FACTORS ACCOUNT FOR THE FUND'S PERFORMANCE FOR THE APRIL 2007 THROUGH SEPTEMBER 2007?

Over the six month period, strong performance was scattered across strategies and there were very few detractors of performance. Equity managers did a good job capitalizing on the equity rally early in the six month period, while also protecting capital when the markets reversed in late June and July. U.S. generalists and globally-oriented managers that focused on catalyst driven, value or deep value stocks had the strongest performance during April and May. However, as volatility picked up in the third quarter, managers who reduced exposure and shifted capital to the more defensive sectors tended to contribute the most to performance. In addition, equity managers who focused on the technology sector benefited from a number of positive earnings announcements in the second and third quarter.

The Event Driven strategy continued to be additive to returns as both the Special Situations and the Distressed managers contributed to performance. Despite the volatility in the credit markets that stemmed from the sub-prime difficulties, these managers protected capital well. As was the case with the Equity focused managers, the Event Driven managers took advantage of the wide

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

range of opportunities in April and May, and reduced exposure over the summer. As corporate activity began to return in September, these managers again contributed meaningfully.

Relative Value strategies performed reasonably well between April and September, benefiting from a diversified number of factors. One key driver during the six month period was short exposure to both the financials sector as a whole and to subprime loans. In addition, managers profited from the strong performance in the emerging markets which held up reasonably well over the summer. One pocket of the Relative Value space that detracted from performance was the statistical arbitrage strategy. While not a significant position within the Fund, the quantitatively driven fundamental equity strategy suffered in late July and early August as a global unwinding of these strategies took place.

The Credit strategy was also a detractor over the six month period. A combination of intense volatility, and rapid illiquidity created an extremely challenging environment for managers focused on the credit markets. The one credit manager in the Fund's line up suffered as loans traded down on heavy and technically driven selling. We believe the recent dislocation in the credit markets have created a great deal of opportunities for those skilled managers employing credit-based strategies to take advantage of in the future.

HOW DID THE FUND'S COMPOSITION CHANGE DURING THIS PERIOD?

We have continued to trim some of the larger positions and have increased exposure to the event driven multi-strategy group. In addition, we have reduced exposure to the equity-based relative value strategies and continue to decrease exposure to the equity managers in Asia.

WHAT IS THE STRATEGIC OUTLOOK FOR THE NEXT TWELVE MONTHS?

As markets are recovering from dislocations in the third quarter, investors have begun paying closer attention to the longer-term implications of a continuing credit crunch and worrying trends, highlighted by weak housing markets and declining consumption, in the U.S. real economy. Another notable development is rapid appreciation of emerging markets equities and bonds, even throughout the summer, which suggests the long-predicted "decoupling" of emerging (especially Asian) markets and economies with the U.S. is taking place. However, a sudden reversal in such trend could have significant implications on the growth of global economy, the direction of markets, and the fate of investors. Notwithstanding the existence of such risks, we believe global growth outside the U.S. will continue, and our multi-year move towards increasing non-U.S. exposure in portfolios has paid dividends.

Trends that emerged during the third quarter should continue for the time being. Meanwhile, volatility in the global capital markets is expected to remain elevated, reflecting tighter liquidity in certain segments of credit markets and varied views with respect to a near-term outlook. Taken together, these factors should benefit relative value managers. Specifically, convertible arbitrage

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

managers remain optimistic that the recent difficulties in credit, a rise in equity prices and heightened volatility will lead to a pick up in new issuance as companies view this as a relatively attractive market for raising capital. With so many economic cross currents, Ivy's long/short equity managers are carefully assessing the economic landscape and going forward are looking to add more value on the short side, thereby becoming slightly less dependent on net exposure to broader equity markets. We believe that there continues to be opportunity for generating alpha in an increasingly fundamentally oriented equity market, driven by growing earnings dispersion and varying outlooks for the global economy. While a large amount of leveraged buyout ("LBO") related supply has started to work its way through the loan markets at seemingly fair prices, the reduced availability of credit to high yield companies may lead to an increase in corporate defaults in the future. This may mean somewhat benign markets for credit managers in the near term, but a more difficult environment in the medium to long term. Finally in event driven strategies, a manager's ability to select deals will become crucial, as deal-specific risk has substantially increased over the quarter.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

PORTFOLIO SUMMARY
================================================================================
September 30, 2007 (unaudited)


INCEPTION DATE                          PORTFOLIO STATISTICS
4/1/2003                                Members' Capital ($million): $168.2


SECTOR BREAKDOWN*

        32.2%    Equity
        32.1     Event Driven
        26.8     Relative Value
         2.9     Credit
         2.9     Money Market Fund
       -----
        96.9     Total Investments in Portfolio Funds
         3.1     Other Assets, Less Liabilities
       -----
       100.0%    Members' Capital
       =====




--------------------------------------------------------------------------------
* As a percentage of members' capital

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

SCHEDULE OF INVESTMENTS
================================================================================
September 30, 2007 (unaudited)

                                               Initial
                                             Acquisition                      Fair
PORTFOLIO FUNDS - 94.0%                          Date          Cost           Value        Liquidity*
                                                 ----          ----           -----        ----------
EQUITY - 32.2%

GLOBAL - 2.7%

Kingdon Associates                               4/01/04    $ 1,500,000     $ 4,528,810     Quarterly
                                                            -----------     -----------

REAL ESTATE - 4.4%

Wesley Capital QP, LP                           10/01/05      5,500,000       7,389,910     Quarterly
                                                            -----------     -----------

TECHNOLOGY - 3.3%

Criterion Institutional Partners, LP            10/01/05      2,150,000       5,555,358     Quarterly
                                                            -----------     -----------

UNITED STATES - 21.8%

Cobalt Partners, LP+                             1/01/07      3,250,000       3,651,691     Semi-annually
Eminence Partners, LP+                           1/01/07      3,250,000       3,672,238     Semi-annually
JANA Partners Qualified, LP, Class A            10/01/06      5,500,000       6,410,161     Quarterly
PFM Diversified Fund, LP, Class A                1/01/05      3,600,000       5,930,370     Quarterly
Perry Partners, LP                               4/01/03      5,500,000       9,004,460     Annually
Pershing Square, LP, Option 1                    8/01/06      6,500,000       8,007,443     Annually
                                                            -----------     -----------
                                                             27,600,000      36,676,363
                                                            -----------     -----------
TOTAL EQUITY                                                 36,750,000      54,150,441
                                                            -----------     -----------

EVENT DRIVEN - 32.1%

DISTRESSED - 12.4%

Cerberus Partners, LP                            4/01/03      2,650,000       6,801,160     Semi-annually
King Street Capital, LP++                        4/01/03      3,600,000       7,311,452     Quarterly
Longacre Capital Partners (QP), LP               4/01/03      2,600,000       6,735,327     Quarterly
                                                            -----------     -----------
                                                              8,850,000      20,847,939
                                                            -----------     -----------

MULTI-STRATEGY-SPECIAL SITUATIONS - 19.7%

Davidson Kempner Partners                        4/01/03      4,700,000       7,836,118     Annually
Deephaven Event Fund, LLC                       11/01/05      3,500,000       5,650,870     Monthly



--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
September 30, 2007 (unaudited)

                                               Initial
                                             Acquisition                      Fair
PORTFOLIO FUNDS (CONTINUED)                      Date          Cost           Value        Liquidity*
                                                 ----          ----           -----        ----------
EVENT DRIVEN (CONTINUED)

MULTI-STRATEGY-SPECIAL SITUATIONS (CONTINUED)
Merced Partners Limited Partnership              4/01/03    $ 5,950,000     $ 9,051,148     Annually
Scoggin Capital Management, LP II                2/01/06      8,800,000      10,711,647     Annually
                                                            -----------     -----------
                                                             22,950,000      33,249,783
                                                            -----------     -----------

TOTAL EVENT DRIVEN                                           31,800,000      54,097,722
                                                            -----------     -----------

RELATIVE VALUE - 26.8%

MULTI-STRATEGY - 26.8%
Discovery Global Opportunity
   Partners, LP, Class A                         5/01/07      1,000,000       1,272,192     Semi-annually
Elliot Associates, LP                            4/01/03      4,600,000       8,938,089     Semi-annually
Fore Convertible Fund, LP                        7/01/06      5,250,000       6,048,056     Quarterly
HBK Fund, LP, Class C                            4/01/07      6,500,000       6,517,000     Quarterly
OZ Domestic Partners II, LP                      2/01/04      4,650,000       7,818,647     Annually
Stark Investments, LP++                          4/01/03      5,300,000       8,579,014     Annually
SuttonBrook Capital Partners, LP                 1/01/07      5,500,000       5,859,788     Quarterly
                                                            -----------     -----------
                                                             32,800,000      45,032,786
                                                            -----------     -----------
TOTAL RELATIVE VALUE                                         32,800,000      45,032,786
                                                            -----------     -----------

CREDIT - 2.9%

LONG / SHORT CREDIT - 2.9%

Feingold O'Keeffe Capital I, LP                  3/01/05      3,700,000       4,835,164     Quarterly
                                                            -----------     -----------

TOTAL PORTFOLIO FUNDS - 94.0%                               105,050,000     158,116,113
                                                            -----------     -----------

MONEY MARKET FUND - 2.9%

Federated Prime Obligations Fund - 5.1%**                     4,861,721       4,861,721
                                                            -----------     -----------



--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
September 30, 2007 (unaudited)

                                                                     Fair
                                                       Cost          Value
                                                       ----          -----
TOTAL INVESTMENTS - 96.9%                         $109,911,721    $162,977,834
Other Assets, Less Liabilities - 3.1%                                5,256,496
                                                                  ------------
MEMBERS' CAPITAL - 100.0%                                         $168,234,330
                                                                  ============











--------------------------------------------------------------------------------

* Available frequency of redemption after initial lock-up period. Other liquidity restrictions may apply.

** Represents annualized 7-day yield at September 30, 2007.

+  Liquidity restricted.

++ A portion of this Portfolio Fund is held in side pockets, which have restricted liquidity. See discussion in Note 5 to the financial statements.

Detailed information about the Portfolio Funds is not available. The percentage shown for each investment strategy reflects the value in total category as a percentage of members' capital.

See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
================================================================================
September 30, 2007 (unaudited)

ASSETS
Investments, at fair value (cost $109,911,721)                   $ 162,977,834
Cash                                                                 6,798,000
Receivable for Portfolio Funds sold                                    578,981
Prepaid assets                                                         116,716
Interest receivable                                                     41,333
                                                                 -------------
   TOTAL ASSETS                                                    170,512,864
                                                                 -------------

LIABILITIES
Contributions received in advance                                    1,798,000
Management fee payable                                                 205,007
Administration fee payable                                             103,963
Accrued expenses and other liabilities                                 171,564
                                                                 -------------
   TOTAL LIABILITIES                                                 2,278,534
                                                                 -------------
NET ASSETS                                                       $ 168,234,330
                                                                 -------------

MEMBERS' CAPITAL REPRESENTED BY:
Net capital contributions                                        $ 115,168,217
Net unrealized appreciation of investments                          53,066,113
                                                                 -------------
                                                                 $ 168,234,330
                                                                 =============



--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

STATEMENT OF OPERATIONS
================================================================================
For the Six Months Ended September 30, 2007 (unaudited)

INVESTMENT INCOME
   Interest                                                       $    273,194
                                                                  ------------

EXPENSES
   Management fees                                                   1,312,036
   Investor servicing fees                                             288,196
   Administration fees                                                 218,743
   Professional fees                                                   141,666
   Board of Managers fees                                               52,239
   Printing                                                             50,565
   Insurance                                                            42,639
   Registration fees                                                    16,542
   Miscellaneous                                                        21,663
                                                                  ------------
   TOTAL EXPENSES                                                    2,144,289
                                                                  ------------

   NET INVESTMENT LOSS                                              (1,871,095)
                                                                  ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments                                       965,940
Net change in unrealized appreciation on investments                 6,630,508
                                                                  ------------
Net realized and unrealized gain on investments                      7,596,448
                                                                  ------------

NET INCREASE IN MEMBERS' CAPITAL RESULTING
   FROM OPERATIONS                                                $  5,725,353
                                                                  ============






--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
================================================================================

                                                            FOR THE SIX
                                                            MONTHS ENDED         FOR THE YEAR
                                                          SEPTEMBER 30, 2007        ENDED
                                                             (UNAUDITED)        MARCH 31, 2007
                                                          ------------------    --------------
FROM OPERATIONS
   Net investment loss                                       $ (1,871,095)       $ (3,993,144)
   Net realized gain on investments                               965,940           3,952,857
   Net change in unrealized appreciation on
      investments                                               6,630,508          12,236,444
                                                             ------------        ------------
   Net increase in members' capital resulting
      from operations                                           5,725,353          12,196,157
                                                             ------------        ------------

FROM MEMBERS' CAPITAL TRANSACTIONS
   Members' contributions                                      13,266,000          28,461,326
   Members' redemptions due to Repurchase Offers
      (net of redemption fees) (Note 1)                       (27,886,306)        (23,285,161)
                                                             ------------        ------------
   Net increase/decrease in members' capital from
      capital transactions                                    (14,620,306)          5,176,165
                                                             ------------        ------------

   Net Increase/Decrease in Members' Capital                   (8,894,953)         17,372,322

CHANGE IN MEMBERS' CAPITAL
   Beginning of Period                                        177,129,283         159,756,961
                                                             ------------        ------------

   End of Period                                             $168,234,330        $177,129,283
                                                             ============        ============



--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

STATEMENT OF CASH FLOWS
================================================================================
For the Six Months Ended September 30, 2007 (unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations         $  5,725,353

ADJUSTMENTS TO RECONCILE NET DECREASE IN MEMBERS' CAPITAL
  RESULTING FROM OPERATIONS TO NET CASH USED IN
    OPERATING ACTIVITIES:
      Net change in unrealized appreciation on investments           (6,630,508)
      Net realized gain on investments                                 (965,940)
      Purchase of Portfolio Funds                                    (9,500,000)
      Proceeds from sale of Portfolio Funds                          23,194,162
      Net proceeds from sale of money market fund                       933,873

    CHANGE IN ASSETS AND LIABILITIES:
      Decrease in receivable for Portfolio Funds sold                 6,579,776
      Decrease in prepaid investments                                 2,000,000
      Increase in prepaid assets                                        (71,704)
      Increase in interest receivable                                   (17,505)
      Decrease in management fee payable                                (18,379)
      Decrease in administration fee payable                             (3,405)
      Decrease in accrued expenses and other liabilities               (115,417)
                                                                   ------------
         Net cash provided by operating activities                   21,110,306

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from members' contributions including contributions
      received in advance                                            13,574,000
    Members' redemptions due to Repurchase Offer
      (net of redemption fees and Members redemptions payable)      (27,886,306)
                                                                   ------------
      Net cash used in financing activities                         (14,312,306)


Net Increase in cash                                                  6,798,000
CASH AT BEGINNING OF PERIOD                                                  --
                                                                   ------------
CASH AT END OF PERIOD                                              $  6,798,000
                                                                   ============





--------------------------------------------------------------------------------
See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

NOTES TO FINANCIAL STATEMENTS
================================================================================
September 30, 2007 (unaudited)

NOTE 1. ORGANIZATION

BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), formerly known as Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003. At September 30, 2007, an affiliate of BNY Investment Advisors (the "Adviser") had an investment in the Fund of approximately $1.1 million.

The Adviser is a registered investment adviser with the SEC and a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. Ivy Asset Management Corp. ("Ivy"), a direct, wholly-owned subsidiary of BNYCo, and a registered investment adviser with the SEC, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

On December 4, 2006, Mellon Financial Corporation ("Mellon Financial") and BNYCo announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, The Bank of New York, the Advisor and Ivy would become wholly-owned subsidiaries of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNYCo's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNYCo expect the transaction to be completed in the third quarter of 2007.

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Event Driven", "Relative Value", "Equity" and "Credit" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

Initial and additional subscriptions for Interests in the Fund are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board").

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
NOTE 1. ORGANIZATION (CONTINUED)

Initial and additional subscriptions for Interests are accepted into the Fund at net asset value based on the net asset value determined as of the last business day preceding the first of the month. The Fund, from time to time, may offer to repurchase outstanding Interests at net asset value pursuant to written tenders by members ("Members"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fee equal to 1% of the value of an Interest repurchased by the Fund will apply if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. Repurchase fees, if any, will be retained by the Fund and recorded as an increase to members'capital.

The following is a summary of the Fund's repurchase activity for the six months ended September 30, 2007 and fiscal year 2007:

REPURCHASE VALUE         COMMENCEMENT           EXPIRATION DATE         INTEREST        REPURCHASE
     DATE                DATE OF OFFER              OF OFFER           REPURCHASED          FEE
-----------------      -----------------       -----------------       -----------      -----------
June 30, 2006           May 2, 2006            May 30, 2006              6,094,231          $--
December 31, 2006       October 20, 2006       November 17, 2006        17,192,985        2,055
June 30, 2007           May 2, 2007            June 10, 2007            27,886,306        1,693

In general, the Fund will initially pay 95% of the estimated value of the repurchased Interests of Members within one month after the value of the Interests to be repurchased is determined. The remaining amount will be paid out promptly after completion of the Fund's year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The  preparation  of financial  statements  in  conformity  with U.S.  generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

A. INVESTMENT VALUATION

The Fund values its investments in accordance with the valuation principles set forth and established by the Board. These procedures require that the Fund values its investments in Portfolio Funds at fair value. Fair value of these investments ordinarily will be the value determined as of the end of each fiscal period (as defined in the Fund's registration statement) by the Portfolio Managers of each Portfolio Fund, and will ordinarily be the amount equal to the Fund's pro rata interest in the net assets of such Portfolio Fund. Such valuations are net of management and performance incentive fees or allocations payable to the Portfolio Funds' managers pursuant to the Portfolio Funds' agreements. Because Portfolio Funds provide

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
A. INVESTMENT VALUATION (CONTINUED)

net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of investments or their net asset values other than as of the end of each month and may not be able to verify valuation information provided to the Fund by Portfolio Managers.

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine, in good faith, the fair value of the Portfolio Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund's registration statement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

To the extent that the Fund invests any of its assets through Portfolio Accounts (as defined in the Fund's registration statement), or otherwise owns securities other than interests in Portfolio Funds, the Fund will value US exchange traded securities and securities included in the Nasdaq National Market System at the last composite sales price as reported on the exchanges where such securities are traded. Securities traded on a foreign securities exchange will be valued at the last sales price on the exchange where such securities are primarily traded. Listed option and futures contracts will be valued using last sales prices as reported by the exchange with the highest recorded daily volume for such options or futures contract.

Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

B. INCOME RECOGNITION

Interest income is recorded on the accrual basis. Realized gains and losses from Portfolio Fund withdrawals are recognized on a specific-identification basis.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
C. ALLOCATION OF NET PROFITS AND LOSSES

Net profits or net losses of the Fund for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages as of the beginning of the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof).

D. INCOME TAXES

The Fund is classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax has been provided by the Fund. Each Member is individually required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

For the year ended March 31, 2007, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies," the Fund reclassified $3,993,144 and $3,952,857 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital. This reclassification was to reflect, as an adjustment to net capital, the amounts of taxable income or loss that have been allocated to the Members and had no effect on members' capital.

At September 30, 2007, the cost of investments for Federal Income Tax purposes was estimated to be $109,911,721. Accordingly, accumulated net unrealized appreciation on investments was $53,066,113 consisting of $53,066,113 gross unrealized appreciation and $0 gross unrealized depreciation.

E. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Subject to applicable law, a Member may be obligated to return to the Fund certain amounts distributed to the Member.

F. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of and subject to any policies established by the Board of the Fund.

In consideration of services provided by the Adviser, the Fund pays the Adviser a fee, the "Management Fee," computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month. The Adviser pays Ivy, pursuant to the Sub-Advisory Agreement, for its services in an amount equal to 50% of the Management Fee received by the Adviser. The fee paid to Ivy is borne by the Adviser, not the Fund.

The Bank of New York (the "Administrator") provides various administration, fund accounting, member accounting, taxation and investor servicing services to the Fund. In consideration of these services, the Fund pays the Administrator a fee, computed and paid quarterly, of an amount equal to 0.25% of the Fund's net assets on an annual basis and reimburses the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

The Bank of New York (the "Custodian") also serves as the custodian of the Fund's assets. Custodian fees are included in the 0.25% administration fees referred to above.

BNY Hamilton Distributors, Inc. (the "Distributor") (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered to investors meeting all qualifications for investment in the Fund. These Interests are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Adviser (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interest held by Members that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund).

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

their customers ("Investor Service Providers"). This fee will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

Each Manager of the Board receives an annual retainer of $10,000 plus a fee for each meeting attended. Effective January 2007, the Chairman of the Board and Audit Committee Chairperson receive an additional $3,000 to the annual retainer. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

The Adviser and Ivy are contractually required, among other things, to supervise the investment and reinvestment of the Fund's assets, including its cash balances. However, from commencement of operations until December 5, 2005, the Fund's uninvested cash instead was maintained in the Fund's custody account with the Custodian and credited with interest at the same rates paid to other accounts serviced by the Custodian. Beginning on December 6, 2005, the Fund's uninvested cash has been invested in an unaffiliated money market fund. The Custodian made a payment of $151,468 to the Fund on January 20, 2006. This amount, which represents the difference between the interest credited to the Fund by the Custodian and the amount of interest that would have been received by the Fund if it had earned interest at the effective daily Federal Funds rate during the applicable period, is believed to approximate the amount that the Custodian earned on the Fund's uninvested cash. This amount plus the interest that was previously credited to the Fund is believed to be comparable to what the Fund would have earned had such cash been invested in a money market fund.

NOTE 4. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term  investments)
for  the  period  ending  September  30,  2007,  amounted  to  $9,500,000,   and
$23,194,162, respectively.

NOTE 5. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Event Driven, Relative Value, Equity and Credit investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has greater flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
NOTE 5. PORTFOLIO FUND INVESTMENTS (CONTINUED)

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures and distressed securities including low-grade bonds and convertible hedging. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments as reported by the Fund.

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 15%-25% of net profits earned. The Portfolio Funds provide for periodic redemptions. However, with respect to certain Portfolio Funds, there are lock-up provisions of up to three years from the date of the Fund's initial investment and there may be other restrictions on redemption rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At September 30, 2007, one portfolio, Eminence Partners, LP had a lock-up extending beyond one year from September 30, 2007. This lock-up period ends on February 28, 2009. Additionally, other liquidity restrictions may apply. Detailed information about the Portfolio Funds is included on the Schedule of Investments.

Some of the Portfolio Funds may hold a portion of their assets in "side pockets," which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Portfolio Fund's investment manager. At September 30, 2007, approximately 9.45% of the Fund's capital was invested in side pockets maintained by the Portfolio Funds.

NOTE 6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for Portfolio Accounts and are not principal investment strategies of the Fund. There were no borrowings by the Fund during the period ended September 30, 2007.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
NOTE 6. BORROWINGS (CONTINUED)

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

NOTE 7. FINANCIAL HIGHLIGHTS

The following represents the ratios to average Members' capital and other supplemental information for the period:

                            Six Months
                               Ended                                                                     April 1, 2003 (a)
                         September 30, 2007       Year Ended          Year Ended        Year Ended            through
                            (unaudited)         March 31, 2007      March 31, 2006     March 31, 2005      March 31, 2004
                         ------------------   ------------------   ----------------   ----------------  ------------------
Net assets, end of
   period (000)             $   168,234          $   177,129         $   159,757        $   130,861        $    89,246
Ratio of net investment
   loss to average
   Members' capital               (2.08)%(b)           (2.32)%             (2.50)%            (2.59)%            (2.75)%
Ratio of expenses to
   average Members'
   capital (c)                      2.38%(b)            2.48%               2.57%              2.60%              2.76%(e)
Total Return                        3.11%               7.22%              13.51%(d)           5.10%              8.38%
Portfolio turnover rate                5%                 26%                 26%                25%                19%

--------------------------------------------------------------------------------
(a)  Commencement of operations.

(b)  Annualized.

(c) Ratios do not reflect the Fund's proportionate share of the income and expenses of the Portfolio Funds.

(d) For the fiscal year ended March 31,2006, 0.10% of the Fund's total return consists of a payment by an Affiliate. Excluding this item, the total return would have been 13.41% (see Note 3).

(e) Ratio of expenses to average Members' capital excluding organization expenses is 2.56%.

Net investment loss ratio, expenses to average Member's capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================
NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management has evaluated the implications of FIN 48 and determined that there is no impact in the financial statements for the period ended September 30, 2007.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE 9. SUBSEQUENT EVENTS

From October 1, 2007 through November 27, 2007, the Fund received additional contributions from Members of $3,688,000.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

MANAGERS AND OFFICERS (UNAUDITED)
================================================================================
The managers and executive officers of the BNY/Ivy Multi-Strategy Hedge Fund and their principal occupations during the past five years are:

                                               Principal Occupations
Manager                Position                During Past Five Years
-------                --------                ----------------------

Carla Diane Hunter     Manager                 Chief Operating Officer, Weizmann Global Endowment
Age 53                                         Management Trust, since October 2002; Director of
                                               Investments and Treasury, Museum of Modern Art, New
                                               York City, from April 1997 to September 2002.

Arthur Williams III    Manager                 President and Chief Investment Officer, Pine Grove
Age 66                                         Associates, Inc., since 1994.

Rodney S. Yanker       Manager                 Co-founder and Senior Partner, Alternative Asset
Age 48                                         Managers, L.P. since June 2004; Founder and Managing
                                               Director, Affiliated Alternative Managers, LLC, from
                                               January 1996 to May 2004.

Newton P.S. Merrill*   Manager                 Retired; Senior Executive Vice President, The Bank of
Age 68                                         New York, from April 1994 to May 2003.

Robert M. Bowen        Manager                 Retired; formerly Executive Vice President, Callan
Age 70                                         Associates, 1993-2001.

Robert J. Dwyer        Manager                 Retired; Advisory Director of Morgan Stanley & Co.
Age 64                                         and President of Dwyer Family Foundation; formerly
                                               Executive Vice President of Morgan Stanley Dean Witter.

Joseph Murphy**        President and           Managing Director, The Bank of New York, since
Age 44                 Principal Executive     April 2001.
                       Officer

Guy Nordahl            Treasurer and           Vice President, The Bank of New York, since
Age 42                 Principal Financial     November 1999.
                       Officer

Ellen Kaltman          Chief Compliance        Managing Director, Compliance, The Bank of
Age 59                 Officer                 New York, 1999 to Present.


--------------------------------------------------------------------------------
*  Interested Manager.

** Effective May 23, 2007, Joseph Murphy was elected to serve as the President and Principal Executive Officer to the Fund. Prior to that date, those positions were held by Steven Pisarkiewicz.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

INFORMATION ABOUT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

The Advisory Agreement and the Sub-Advisory Agreement (collectively, the "Advisory Agreements") may be continued in effect from year to year thereafter subject to the approval thereof by: (i) the Fund's Board; or (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Managers who are not interested persons' (as defined by the 1940 Act) of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval.

At the meeting held on May 22 and May 23, 2007, the Managers approved a continuation of the Advisory Agreements. In considering this matter, the Managers reviewed various written materials including: performance information on and expense ratios of comparable funds; and information relating to the costs and profitability of the Adviser ("Profitability Analysis").

In approving the renewal of the Advisory Agreements, the Managers evaluated: (i) the nature, extent and quality of services provided by the Adviser and Ivy; (ii) the investment performance of the Fund, the Adviser and Ivy; (iii) the costs of services provided and the profits realized by the Adviser and Ivy from their relationships with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of investors.

In considering the nature, extent and quality of services that the Adviser and Ivy provide to the Fund, the Managers reviewed the structure and capabilities of the Adviser and Ivy, including the qualifications of key personnel, and technology and operational support, which support the services provided to the Fund. The Managers concluded that the Fund benefits from the services provided by the Adviser and Ivy, and in particular, considered Ivy's research and portfolio management capabilities, as well as the Adviser's extensive administrative, accounting and compliance infrastructure. The Managers noted their overall satisfaction with the nature, quality and extent of services provided by the Adviser and Ivy and concluded that the Fund was receiving all services required from the Adviser and Ivy under their agreements with the Fund, and that these services were of high quality.

The Managers also considered the price paid for advisory services, including information on fees and expenses of the Fund contained in the materials provided to the Managers. They reviewed the advisory fee and expense ratio of the Fund, as well as the advisory fees and expense ratios of other similar registered funds of hedge funds. In this regard, the Managers concluded that the fees and expenses of the Fund are within the range of those of similar funds.

The Managers also considered the investment performance of the Fund and compared the Fund's performance to that of comparable funds. The Managers concluded that the Fund's performance compared favorably with the performance of similar registered funds.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

================================================================================

The Managers also considered the profitability realized by the Adviser and Ivy, relying principally on the Profitability Analysis. The representatives of the Adviser stated that neither the Adviser nor Ivy receives any significant indirect benefits from their relationships with the Fund. After reviewing the information contained in the Profitability Analysis, the Managers determined that the profitability percentage indicated therein was not disproportionately large so that it bore no reasonable relationship to the services rendered and also determined that, given the overall performance of the Fund and superior service levels, profitability to the Adviser and Ivy was not excessive. With regard to economies of scale, the Managers noted that economies of scale are realized when a fund's assets increase significantly. The Managers concluded that, although the Fund's net assets have grown since its inception, the Fund had not reached an appropriate size to support fee reductions based on economies of scale realized by the Adviser or Ivy.

Based on the information provided to the Managers and the considerations and conclusions described above, the Board, including a majority of the Independent Managers, determined that: (i) it is appropriate that the Adviser and Ivy continue to provide services to the Funds; (ii) the fee paid by the Fund for these services is fair and reasonable; and (iii) it is in the best interests of the Fund to renew each of the Agreements for an additional one-year period.

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







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







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

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements. Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.

FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL 1.877.470.9122 TO RECEIVE A PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION ("SAI"). READ THE PROSPECTUS AND SAI CAREFULLY BEFORE INVESTING OR SENDING MONEY.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objectives. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Fund's prospectus.

The Fund is distributed by BNY Hamilton Funds Distributors, Inc., which is not affiliated with The Bank of New York.The Bank of New York, as adviser, and Ivy Asset Management Corp., as investment manager, both receive compensation for providing advisory and other services to the Fund.

--------------------------------------------------------------------------------
NOT FDIC, STATE OR               MAY LOSE               NO BANK, STATE OR
FEDERAL AGENCY INSURED           VALUE                  FEDERAL AGENCY GUARANTEE
--------------------------------------------------------------------------------

                               [IVY LOGO OMITTED]


IMS -9-07

ITEM 2. CODE OF ETHICS.

Not required for a semi-annual period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for a semi-annual period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for a semi-annual period.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for a semi-annual period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The  schedule is included  as a part of the report to  shareholders  filed under
Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for a semi-annual period.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for a semi-annual period.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Managers that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on their evaluation on December 6, 2007, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund") believe that there were no significant deficiencies in the design or operation of the internal controls of the Fund or BNY Investment Advisors (the "Adviser"), the investment adviser, Ivy Asset Management Corp. ("Ivy"), the investment manager and

     The Bank of New York (the "Administrator"), administrator of the Fund, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as distributor for the Fund, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Fund, or Adviser, or Ivy, or Bisys on behalf of the Fund, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Fund have identified no material weaknesses in such internal controls on behalf of the Fund. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Fund who have a significant role in the Fund's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of the Adviser or the officers of the Fund, including its President and Treasurer.

b) There were no significant changes in the Fund and the Adviser's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Fund or in other factors with respect to the Fund that could have significantly affected the Fund's or the Adviser's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Fund or the Adviser during such period.



ITEM 12. EXHIBITS.

(a) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

By:   /s/ Joseph Murphy
   ----------------------------

Name:  Joseph Murphy

Title: President

Date:  December 6, 2007

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Joseph Murphy
   ----------------------------

Name:  Joseph Murphy

Title: President

Date:  December 6, 2007



By:   /s/ Guy Nordahl
   -----------------------------
Name:  Guy Nordahl

Title: Treasurer

Date:  December 6, 2007